BLACKROCK FUNDS V

BlackRock Emerging Markets Bond Fund

(the “Fund”)

Institutional and Class K Shares

Supplement dated September 22, 2021 to the

Summary Prospectuses and Prospectuses of the Fund,

each dated April 30, 2021, as supplemented to date

As stated in the supplement to the summary prospectuses and prospectuses of the Fund dated June 25, 2021, on June 9, 2021, the Board of Trustees of the Fund approved a change in the name of the Fund to “BlackRock Sustainable Emerging Markets Bond Fund” and certain changes to the Fund’s investment objective, investment strategies and investment process. In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team and the benchmark indexes against which the Fund compares its performance. These changes, which were initially expected to become effective on or about September 23, 2021, are now expected to become effective on or about October 15, 2021.

Shareholders should retain this Supplement for future reference.

ALLPRO-EMB-0921SUP